SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549



                             FORM 8-K

                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)

                          December 21, 1997



                     MICRON ELECTRONICS, INC.
        --------------------------------------------------
        (Exact name of registrant as specified in charter)


                           Minnesota
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          (State or other jurisdiction of incorporation)

        0-17932                          41-1404301
 ---------------------       ------------------------------------
 (Commission File No.)       (IRS Employer Identification Number)


                      900 East Karcher Road
                        Nampa, Idaho  83687
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             (Address of principal executive offices)



                          (208) 898-3434
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       (Registrant's telephone number, including area code)














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     Item 5.  Other Events.
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     On December 21, 1997, the Company entered into a definitive agreement with Cornerstone Equity Investors IV, L.P. to sell a 90% interest in the Company's wholly-owned contract manufacturing subsidiary, CMS, through a recapitalization with an estimated transaction value of $271 million. The transaction is subject to certain conditions and approvals. The agreement has been approved by the Boards of Directors of the Company and CMS and by Cornerstone Equity Investors IV, L.P. A copy of the Recapitalization Agreement is attached hereto as Exhibit 2.3 and is incorporated by reference.

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

     Item 7.  Financial Statements and Exhibits
              ---------------------------------

     (c)  Exhibits
          --------

     The following exhibits are filed herewith:

     2.3. Recapitalization Agreement by and among Micron Electronics, Inc., Micron Custom Manufacturing Services, Inc., and Cornerstone Equity Investors IV, L.P. dated as of December 21, 1997.





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

                            Signatures

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MICRON ELECTRONICS, INC.


                                   By:  /s/ T. Erik Oaas
                                        ---------------------------
                                        T. Erik Oaas
                                        Executive Vice President,
                                        Finance and Chief Financial
                                        Officer

Date: January 9, 1998









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